Exhibit p(4)

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------   ---------------------------------------------
MESSAGE FROM OUR                    "THE REPUTATION OF A THOUSAND YEARS MAY BE
CEO                                 DETERMINED BY THE CONDUCT OF ONE HOUR."
                                    ANCIENT JAPANESE PROVERB

                                    We have said it time and again in our Goals,
                                    Strategy and Culture statement, "We exist
                                    for our clients and are driven by their
                                    needs." Wellington Management's reputation
                                    is built on this principle. We know that our
                                    reputation is our most valuable asset as
                                    that reputation attracts clients and
                                    promotes their trust and confidence in our
                                    firm's capabilities. We entrust our clients'
                                    interests and the firm's reputation every
                                    day to each Wellington Management employee
                                    around the world. Each of us must take
                                    constant care that our actions fully meet
                                    our duties as fiduciaries for our clients.
                                    Our clients' interests must always come
                                    first; they cannot and will not be
                                    compromised.

                                    We have learned through many experiences,
                                    that when we put our clients first, we are
                                    doing the right thing. If our standards
                                    slip, or our focus wanes, we risk the loss
                                    of everything we have worked so hard to
                                    build together over the years.

                                    It is important that we all remember
                                    "client, firm, person" is our most
                                    fundamental guiding principle. This high
                                    ethical standard is embodied in our Code of
                                    Ethics. The heart of the Code of Ethics goes
                                    to our obligation to remain vigilant in
                                    protecting the interests of our clients
                                    above our own. We encourage you to become
                                    familiar with all facets of the Code and
                                    trust that you will embrace and comply with
                                    both the letter and the spirit of the Code.

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                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------   ---------------------------------------------
TABLE OF CONTENTS                   Standards of Conduct                      4
                                    Ethical Considerations Regarding
                                       Confidentiality                        5
                                    Ethical Considerations Regarding Open-end
                                       Mutual Fund Transactions               5
                                    Policy on Personal Securities
                                       Transactions                           6
                                       Covered Accounts                       6
                                       Transactions Subject to Pre-clearance
                                         and Reporting                        8
                                       Requesting Pre-clearance               8
                                       Restrictions on Covered Transactions
                                         and Other Restrictions               9
                                         Blackout Periods                     9
                                         Short Term Trading                   10
                                         Securities of Brokerage Firms        11
                                         Short Sales, Options and Margin
                                         Transactions                         11
                                         Derivatives                          11
                                         Initial Public Offerings ("IPOs")    12
                                         Private Placements                   12
                                         ETFs and HOLDRs                      12
                                       Transactions Subject to Reporting Only 12
                                         Transactions Exempt from Pre-
                                         clearance and Reporting              13
                                    Exemptive Procedure for Personal Trading  14
                                    Reporting and Certification Requirements  14
                                         Initial Holdings Report              15
                                         Duplicate Brokerage Confirmations
                                           and Statements                     15
                                         Duplicate Annual Statements for
                                           Wellington Managed Funds           16
                                         Quarterly Reporting of Transactions
                                           and Brokerage Accounts             16
                                         Annual Holdings Report               17
                                         Quarterly Certifications             17
                                         Annual Certifications                18
                                         Review of Reports and Additional
                                           Requests                           18
                                    Gifts, Travel and Entertainment
                                      Opportunities and Sensitive Payments    18
                                         General Principles                   18
                                         Accepting Gifts                      19
                                         Accepting Travel and Entertainment
                                           Opportunities and Tickets          19
                                         Solicitation of Gifts, Contributions,
                                           or Sponsorships                    21
                                         Giving Gifts (other than Entertainment
                                           Opportunities)                     22
                                         Giving Entertainment Opportunities   22
                                         Sensitive Payments                   23
                                    Other Activities                          23
                                    Violations of the Code of Ethics          24

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                                                                          Page 2

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------   ---------------------------------------------
TABLE OF CONTENTS                   APPENDIX A - APPROVED EXCHANGE TRADED FUNDS
                                    APPENDIX B - QUICK REFERENCE TABLE FOR
                                                 PERSONAL SECURITIES
                                                 TRANSACTIONS
                                    APPENDIX C - QUICK REFERENCE TABLE FOR GIFTS
                                                 AND ENTERTAINMENT

                                                                          Page 3

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------   ---------------------------------------------
STANDARDS OF CONDUCT                Wellington Management Company, LLP and its
                                    affiliates ("Wellington Management") have a
                                    fiduciary duty to investment company and
                                    investment counseling clients that requires
                                    each Employee to act solely for the benefit
                                    of clients. As a firm and as individuals,
                                    our conduct (including our personal trading)
                                    must recognize that the firm's clients
                                    always come first and that we must avoid any
                                    abuse of our positions of trust and
                                    responsibility.

                                    Each Employee is expected to adhere to the
                                    highest standard of professional and ethical
                                    conduct and should be sensitive to
                                    situations that may give rise to an actual
                                    conflict or the appearance of a conflict
                                    with our clients' interests, or have the
                                    potential to cause damage to the firm's
                                    reputation. To this end, each Employee must
                                    act with integrity, honesty, dignity and in
                                    a highly ethical manner. Each Employee is
                                    also required to comply with all applicable
                                    securities laws. Moreover, each Employee
                                    must exercise reasonable care and
                                    professional judgment to avoid engaging in
                                    actions that put the image of the firm or
                                    its reputation at risk. While it is not
                                    possible to anticipate all instances of
                                    potential conflict or unprofessional
                                    conduct, the standard is clear.

                                    This Code of Ethics (the "Code") recognizes
                                    that our fiduciary obligation extends across
                                    all of our affiliates, satisfies our
                                    regulatory obligations and sets forth the
                                    policy regarding Employee conduct in those
                                    situations in which conflicts with our
                                    clients' interests are most likely to
                                    develop. ALL EMPLOYEES ARE SUBJECT TO THIS
                                    CODE AND ADHERENCE TO THE CODE IS A BASIC
                                    CONDITION OF EMPLOYMENT. IF AN EMPLOYEE HAS
                                    ANY DOUBT AS TO THE APPROPRIATENESS OF ANY
                                    ACTIVITY, BELIEVES THAT HE OR SHE HAS
                                    VIOLATED THE CODE, OR BECOMES AWARE OF A
                                    VIOLATION OF THE CODE BY ANOTHER EMPLOYEE,
                                    HE OR SHE SHOULD CONSULT TRACY SOEHLE, OUR
                                    GLOBAL COMPLIANCE MANAGER, AT 617.790.8149,
                                    SELWYN NOTELOVITZ, OUR CHIEF COMPLIANCE
                                    OFFICER AT 617.790.8524, CYNTHIA CLARKE, OUR
                                    GENERAL COUNSEL AT 617.790.7426, OR LORRAINE
                                    KEADY, THE CHAIR OF THE ETHICS COMMITTEE AT
                                    617.951.5020.

                                    The Code reflects the requirements of United
                                    States law, Rule 17j-1 of the Investment
                                    Company Act of 1940, as amended on August
                                    31, 2004, and Rule 204A-1 under the
                                    Investment Advisers Act of 1940. The term
                                    "Employee" for purposes of this Code,
                                    includes all Partners and employees
                                    worldwide (including temporary personnel
                                    compensated directly by Wellington
                                    Management and other temporary personnel to
                                    the extent that their tenure with Wellington
                                    Management exceeds 90 days).

                                                                          Page 4

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
ETHICAL CONSIDERATIONS              CONFIDENTIALITY IS A CORNERSTONE OF
REGARDING CONFIDENTIALITY           WELLINGTON MANAGEMENT'S FIDUCIARY OBLIGATION
                                    TO ITS CLIENTS AS WELL AS AN IMPORTANT PART
                                    OF THE FIRM'S CULTURE.

                                    Use and Disclosure of Information
                                    Information acquired in connection with
                                    employment by the organization, including
                                    information regarding actual or contemplated
                                    investment decisions, portfolio composition,
                                    research, research recommendations, firm
                                    activities, or client interests, is
                                    confidential and may not be used in any way
                                    that might be contrary to, or in conflict
                                    with the interests of clients or the firm.
                                    Employees are reminded that certain clients
                                    have specifically required their
                                    relationship with our firm to be treated
                                    confidentially.

                                    Specific reference is made to the firm's
                                    Portfolio Holdings Disclosure Policy and
                                    Procedures, accessible on the Wellington
                                    Management intranet, which addresses the
                                    appropriate and authorized disclosure of a
                                    client's portfolio holdings.

                                    "Inside Information"
                                    Specific reference is made to the firm's
                                    Statement of Policy on the Receipt and Use
                                    of Material, Non-Public Information (i.e.,
                                    "inside information"), accessible on the
                                    Wellington Management intranet, which
                                    applies to personal securities transactions
                                    as well as to client transactions.

--------------------------------    --------------------------------------------
ETHICAL CONSIDERATIONS              Wellington Management requires that an
REGARDING OPEN-END                  Employee engaging in mutual fund investments
MUTUAL FUND TRANSACTIONS            ensure that all investments in open-end
                                    mutual funds comply with the funds' rules
                                    regarding purchases, redemptions, and
                                    exchanges.

                                    Wellington Management has a fiduciary
                                    relationship with the mutual funds and
                                    variable insurance portfolios for which it
                                    serves as investment adviser or sub-adviser,
                                    including funds organized outside the US
                                    ("Wellington Managed Funds"). Accordingly,
                                    an Employee may not engage in any activity
                                    in Wellington Managed Funds that might be
                                    perceived as contrary to or in conflict with
                                    the interests of such funds or their
                                    shareholders.

                                    The Code's personal trading reporting
                                    requirements extend to transactions and
                                    holdings in Wellington Managed Funds
                                    (excluding money market funds). A complete
                                    list of the Wellington Managed Funds is
                                    available to Employees via the Wellington
                                    Management intranet. Please refer to
                                    "Reporting and Certification Requirements"
                                    for further details.

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                                                                          Page 5

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
POLICY ON PERSONAL                  All Employees are required to clear their
SECURITIES TRANSACTIONS             personal securities transactions (as defined
                                    below) prior to execution, report their
                                    transactions and holdings periodically, and
                                    refrain from transacting either in certain
                                    types of securities or during certain
                                    blackout periods as described in more detail
                                    in this section.

                                    EMPLOYEES SHOULD NOTE THAT WELLINGTON
                                    MANAGEMENT'S POLICIES AND PROCEDURES WITH
                                    RESPECT TO PERSONAL SECURITIES TRANSACTIONS
                                    ALSO APPLY TO TRANSACTIONS BY A SPOUSE,
                                    DOMESTIC PARTNER, CHILD OR OTHER IMMEDIATE
                                    FAMILY MEMBER RESIDING IN THE SAME HOUSEHOLD
                                    AS THE EMPLOYEE.

                                    COVERED ACCOUNTS

                                    Definition of "Personal Securities
                                    Transactions" A personal securities
                                    transaction is a transaction in which an
                                    Employee has a beneficial interest.

                                    Definition of "Beneficial Interest"
                                    An Employee is considered to have a
                                    beneficial interest in any transaction in
                                    which the Employee has the opportunity to
                                    directly or indirectly profit or share in
                                    the profit derived from the securities
                                    transacted. An Employee is presumed to have
                                    a beneficial interest in, and therefore an
                                    obligation to pre-clear and report, the
                                    following:

                                    1
                                    Securities owned by an Employee in his or
                                    her name.

                                    2
                                    Securities owned by an individual Employee
                                    indirectly through an account or investment
                                    vehicle for his or her benefit, such as an
                                    IRA, family trust or family partnership.

                                    3
                                    Securities owned in which the Employee has a
                                    joint ownership interest, such as property
                                    owned in a joint brokerage account.

                                    4
                                    Securities in which a member of the
                                    Employee's immediate family (e.g., spouse,
                                    domestic partner, minor children and other
                                    dependent relatives) has a direct,

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                                                                          Page 6

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------   ---------------------------------------------
                                    indirect or joint ownership interest if the
                                    immediate family member resides in the same
                                    household as the Employee.

                                    5
                                    Securities owned by trusts, private
                                    foundations or other charitable accounts for
                                    which the Employee has investment discretion
                                    (other than client accounts of the firm).

                                    If an Employee believes that he or she does
                                    not have a beneficial interest in the
                                    securities listed above, the Employee should
                                    provide the Global Compliance Group (the
                                    "Compliance Group") with satisfactory
                                    documentation that the Employee has no
                                    beneficial interest in the security and
                                    exercises no control over investment
                                    decisions made regarding the security (see
                                    "Exceptions" below). Any question as to
                                    whether an Employee has a beneficial
                                    interest in a transaction, and therefore an
                                    obligation to pre-clear and report the
                                    transaction, should be directed to the
                                    Compliance Group.

                                    Exceptions
                                    If an Employee has a beneficial interest in
                                    an account which the Employee feels should
                                    not be subject to the Code's pre-clearance
                                    and reporting requirements, the Employee
                                    should submit a written request for
                                    clarification or an exemption to the Global
                                    Compliance Manager. The request should name
                                    the account, describe the nature of the
                                    Employee's interest in the account, the
                                    person or firm responsible for managing the
                                    account, and the basis upon which the
                                    exemption is being claimed. Requests will be
                                    considered on a case-by-case basis. An
                                    example of a situation where grounds for an
                                    exemption may be present is an account in
                                    which the Employee has no influence or
                                    control (e.g., the Employee has a
                                    professionally managed account over which
                                    the Employee has given up discretion.

                                    In all transactions involving such an
                                    account an Employee should, however, conform
                                    to the spirit of the Code and avoid any
                                    activity which might appear to conflict with
                                    the interests of the firm's clients, or with
                                    the Employee's position within Wellington
                                    Management. In this regard, please refer to
                                    the "Ethical Considerations Regarding
                                    Confidentiality" section of this Code.

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                                                                          Page 7

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    TRANSACTIONS SUBJECT TO PRE-CLEARANCE AND
                                    REPORTING "COVERED TRANSACTIONS"

                                    ALL EMPLOYEES MUST CLEAR THEIR PERSONAL
                                    SECURITIES TRANSACTIONS PRIOR TO EXECUTION,
                                    EXCEPT AS SPECIFICALLY EXEMPTED IN
                                    SUBSEQUENT SECTIONS OF THE CODE. CLEARANCE
                                    FOR PERSONAL SECURITIES TRANSACTIONS FOR
                                    PUBLICLY TRADED SECURITIES WILL BE IN EFFECT
                                    FOR 24 HOURS FROM THE TIME OF APPROVAL.
                                    TRANSACTIONS IN THE FOLLOWING SECURITIES ARE
                                    "COVERED TRANSACTIONS" AND THEREFORE MUST BE
                                    PRE-CLEARED AND REPORTED:
                                    o bonds (including municipal bonds)
                                    o stock (including shares of closed-end
                                      funds and funds organized outside the US
                                      that have a structure similar to that of
                                      closed-end funds)
                                    o exchange-traded funds not listed on
                                      Appendix A
                                    o notes
                                    o convertibles
                                    o preferreds
                                    o ADRs
                                    o single stock futures
                                    o limited partnership and limited liability
                                      company interests (for example, hedge
                                      funds not sponsored by Wellington
                                      Management or an affiliate)
                                    o options on securities
                                    o warrants, rights, etc., whether publicly
                                      traded or privately placed

                                    See Appendix B for a summary of securities
                                    subject to pre-clearance and reporting,
                                    securities subject to reporting only, and
                                    securities exempt from pre-clearance and
                                    reporting.

                                    --------------------------------------------
                                    REQUESTING PRE-CLEARANCE

                                    Pre-clearance for Covered Transactions must
                                    be obtained by submitting a request via the
                                    intranet-based Code of Ethics Compliance
                                    System ("COEC"). Approval must be obtained
                                    prior to placing the trade with a broker. An
                                    Employee is responsible for ensuring that
                                    the proposed transaction does not violate
                                    Wellington Management's policies or
                                    applicable securities laws and regulations
                                    by virtue of the Employee's responsibilities
                                    at Wellington Management or the information
                                    that he or she may possess about the
                                    securities or the issuer. The Compliance
                                    Group will maintain confidential records of
                                    all requests for approval. Covered
                                    Transactions offered through a participation
                                    in a private placement (including both
                                    securities and partnership interests) are

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                                                                          Page 8

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    subject to special clearance by the Chief
                                    Compliance Officer or the General Counsel or
                                    their designees, and the clearance will
                                    remain in effect for a reasonable period
                                    thereafter, not to exceed 90 days (See,
                                    "Private Placements").

                                    An Employee wishing to seek an exemption
                                    from the pre-clearance requirement for a
                                    security or instrument not covered by an
                                    exception (see below) that has similar
                                    characteristics to an excepted security or
                                    transaction should submit a request in
                                    writing to the Global Compliance Manager.

                                    --------------------------------------------
                                    RESTRICTIONS ON COVERED TRANSACTIONS AND
                                    OTHER RESTRICTIONS ON PERSONAL TRADING

                                    Covered Transactions are restricted and will
                                    be denied pre-clearance under the
                                    circumstances described below. Please note
                                    that the following restrictions on Covered
                                    Transactions apply equally to the Covered
                                    Transaction and to instruments related to
                                    the Covered Transaction. A related
                                    instrument is any security or instrument
                                    issued by the same entity as the issuer of
                                    the Covered Transaction, including options,
                                    rights, warrants, preferred stock, bonds and
                                    other obligations of that issuer or
                                    instruments otherwise convertible into
                                    securities of that issuer.

                                    THE RESTRICTIONS AND BLACKOUT PERIODS
                                    PRESCRIBED BELOW ARE DESIGNED TO AVOID
                                    CONFLICT WITH OUR CLIENTS' INTERESTS.
                                    HOWEVER, PATTERNS OF TRADING THAT MEET THE
                                    LETTER OF THE RESTRICTIONS BUT ARE INTENDED
                                    TO CIRCUMVENT THE RESTRICTIONS ARE ALSO
                                    PROHIBITED. IT IS EXPECTED THAT EMPLOYEES
                                    WILL COMPLY WITH THE RESTRICTIONS BELOW IN
                                    GOOD FAITH AND CONDUCT THEIR PERSONAL
                                    SECURITIES TRANSACTIONS IN KEEPING WITH THE
                                    INTENDED PURPOSE OF THIS CODE.

                                    1
                                    Blackout Periods
                                    No Employee may engage in Covered
                                    Transactions involving securities or
                                    instruments which the Employee knows are
                                    actively contemplated for transactions on
                                    behalf of clients, even though no buy or
                                    sell orders have been placed. This
                                    restriction applies from the moment that an
                                    Employee has been informed in any fashion
                                    that any Portfolio Manager intends to
                                    purchase or sell a specific security or
                                    instrument. This is a particularly sensitive
                                    area and one in which each Employee must
                                    exercise caution to avoid actions which, to
                                    his or her knowledge, are in conflict or in
                                    competition with the interests of clients.

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                                                                          Page 9

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    Employee Blackout Periods
                                     An Employee will be denied pre-clearance
                                    for Covered Transactions that are:
                                    o being bought or sold on behalf of clients
                                      until one trading day after such
                                      buying or selling is completed or
                                      canceled;
                                    o the subject of a new or changed action
                                      recommendation from a research analyst
                                      until 10 business days following the
                                      issuance of such recommendation;
                                    o the subject of a re-issued but unchanged
                                      recommendation from a research analyst
                                      until 2 business days following
                                      re-issuance of the recommendation.

                                    Portfolio Manager Additional Blackout Period
                                    In addition to the above, an Employee who is
                                    a Portfolio Manager may not engage in a
                                    personal transaction involving any security
                                    for 7 calendar days prior to, and 7 calendar
                                    days following, a transaction in the same
                                    security for a client account managed by
                                    that Portfolio Manager without a special
                                    exemption. See "Exemptive Procedures for
                                    Personal Trading" below.

                                    Portfolio Managers include all designated
                                    portfolio managers and other investment
                                    professionals that have portfolio management
                                    responsibilities for client accounts or who
                                    have direct authority to make investment
                                    decisions to buy or sell securities, such as
                                    investment team members and analysts
                                    involved in Research Equity portfolios.

                                    2
                                    Short Term Trading
                                    No Employee may take a "short term trading"
                                    profit with respect to a Covered
                                    Transaction, which means a sale, closing of
                                    a short position or expiration of an option
                                    at a gain within 60 calendar days of its
                                    purchase (beginning on trade date plus one),
                                    without a special exemption. See "Exemptive
                                    Procedures for Personal Trading" on page 14.
                                    The 60-day trading prohibition does not
                                    apply to transactions resulting in a loss.

                                    An Employee engaging in mutual fund
                                    investments must ensure that all investments
                                    and transactions in open-end mutual funds,
                                    including funds organized outside the US,
                                    comply with the funds' rules regarding
                                    purchases, redemptions, and exchanges.

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                                                                         Page 10

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    3
                                    Securities of Brokerage Firms
                                    An Employee engaged in Global Trading and an
                                    Employee with portfolio management
                                    responsibility for client accounts may not
                                    engage in personal transactions involving
                                    any equity or debt securities of any company
                                    whose primary business is that of a
                                    broker/dealer. A company is deemed to be in
                                    the primary business as a broker/dealer if
                                    it derives more than 15 percent of its gross
                                    revenues from broker/dealer related
                                    activities.

                                    4
                                    Short Sales, Options and Margin Transactions
                                    THE CODE STRONGLY DISCOURAGES SHORT SALES,
                                    OPTIONS AND MARGIN TRANSACTIONS. Subject to
                                    pre-clearance, an Employee may engage in
                                    short sales, options and margin
                                    transactions, however, an Employee engaging
                                    in such transactions should recognize the
                                    danger of being "frozen" or subject to a
                                    forced close out because of the general
                                    restrictions that apply to personal
                                    transactions as noted above. These types of
                                    activities are risky not only because of the
                                    nature of the transactions, but also because
                                    action necessary to close out a position may
                                    become prohibited under the Code while the
                                    position remains open. FOR EXAMPLE, YOU MAY
                                    NOT BE ABLE TO CLOSE OUT SHORT SALES AND
                                    TRANSACTIONS IN DERIVATIVES. In specific
                                    cases of hardship, an exception may be
                                    granted by the Chief Compliance Officer or
                                    the General Counsel with respect to an
                                    otherwise "frozen" transaction.

                                    Particular attention should be paid to
                                    margin transactions. An Employee should
                                    understand that brokers of such transactions
                                    generally have the authority to
                                    automatically sell securities in the
                                    Employee's brokerage account to cover a
                                    margin call. Such sale transactions will be
                                    in violation of the Code unless they are
                                    pre-cleared. An Employee engaging in margin
                                    transactions should not expect that
                                    exceptions will be granted after the fact
                                    for these violations.

                                    5
                                    Derivatives
                                    Transactions in derivative instruments shall
                                    be restricted in the same manner as the
                                    underlying security. An Employee engaging in
                                    derivative transactions should also
                                    recognize the danger of being "frozen" or
                                    subject to a forced close out because of the
                                    general restrictions that apply to personal
                                    transactions as described in more detail in
                                    paragraph 4 above.

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                                                                         Page 11

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    6
                                    Initial Public Offerings ("IPOs")
                                    No Employee may engage in personal
                                    transactions involving the direct purchase
                                    of any security (debt or equity) in an IPO
                                    (including initial offerings of closed-end
                                    funds). This restriction also includes new
                                    issues resulting from spin-offs, municipal
                                    securities, and thrift conversions, although
                                    in limited cases the purchase of such
                                    securities in an offering may be approved by
                                    the Chief Compliance Officer or the General
                                    Counsel upon determining that approval would
                                    not violate any policy reflected in this
                                    Code. This restriction does not apply to
                                    initial offerings of open-end mutual funds,
                                    US government issues or money market
                                    instruments.

                                    7
                                    Private Placements
                                    AN EMPLOYEE MAY NOT PURCHASE SECURITIES IN A
                                    PRIVATE PLACEMENT TRANSACTION (INCLUDING
                                    HEDGE FUNDS THAT ARE NOT SPONSORED BY
                                    WELLINGTON MANAGEMENT OR ONE OF ITS
                                    AFFILIATES) UNLESS APPROVAL OF THE CHIEF
                                    COMPLIANCE OFFICER, THE GENERAL COUNSEL OR
                                    THEIR RESPECTIVE DESIGNEES HAS BEEN
                                    OBTAINED. This approval will be based upon a
                                    determination that the investment
                                    opportunity need not be reserved for
                                    clients, that the Employee is not being
                                    offered the investment opportunity due to
                                    his or her employment with Wellington
                                    Management, and other relevant factors on a
                                    case-by-case basis.

                                    8
                                    Exchange Traded Funds ("ETFs") and HOLDRs
                                    AN EMPLOYEE MAY NOT TRANSACT IN HOLDRS.
                                    Transactions in exchange traded funds are
                                    permitted. However, transactions in exchange
                                    traded funds not listed on Appendix A are
                                    Covered Transactions that must be
                                    pre-cleared and reported. Transactions in
                                    exchange traded funds listed on Appendix A
                                    are not Covered Transactions and
                                    accordingly, are not subject to
                                    pre-clearance or reporting.

                                    --------------------------------------------
                                    TRANSACTIONS SUBJECT TO REPORTING ONLY (NO
                                    NEED TO PRE-CLEAR)
                                    Pre-clearance is not required, but reporting
                                    is required for transactions in:

                                    1
                                    Open-end mutual funds and variable insurance
                                    products that are managed by Wellington
                                    Management or any of its affiliates,
                                    INCLUDING FUNDS ORGANIZED OUTSIDE THE US
                                    THAT HAVE A STRUCTURE SIMILAR TO THAT OF
                                    OPEN-END MUTUAL FUNDS,

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                                                                         Page 12

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    if held outside of the Wellington Retirement
                                    and Pension Plan ("WRPP"). A list of
                                    Wellington Managed Funds is available via
                                    the Wellington Management intranet.

                                    2
                                    Non-volitional transactions to include:
                                    o automatic dividend reinvestment and stock
                                      purchase plan acquisitions;
                                    o transactions that result from a corporate
                                      action applicable to all similar security
                                      holders (such as splits, tender offers,
                                      mergers, stock dividends, etc.).

                                    3
                                    Gift transactions to include:
                                    o gifts of securities to an Employee if the
                                      Employee has no control of the timing;
                                    o gifts of securities from an Employee to an
                                      individual so long as the recipient of the
                                      gift confirms in writing that the
                                      recipient has no present intention to sell
                                      the securities received from the Employee;
                                    o gifts of securities from an Employee to a
                                      not-for-profit organization. For this
                                      purpose, a not-for-profit organization
                                      includes only those trusts and other
                                      entities exclusively for the benefit of
                                      one or more not-for-profit organizations
                                      and does not include so-called split
                                      interest trusts (no writing is required);
                                    o gifts of securities from an Employee to
                                      other trusts or investment vehicles,
                                      including charitable lead trusts,
                                      charitable remainder trusts, family
                                      partnerships and family trusts, so long as
                                      the recipient of the gift confirms in
                                      writing that the recipient has no present
                                      intention to sell the securities received
                                      from the Employee.

                                    Even if the gift of a security from an
                                    Employee does not require pre-clearance
                                    under these rules, a subsequent sale of the
                                    security by the recipient of the gift must
                                    be pre-cleared and reported IF the Employee
                                    is deemed to have a beneficial interest in
                                    the security (for example, if the Employee
                                    has investment discretion over the recipient
                                    or the recipient is a family member living
                                    in the same house as the Employee).

                                    --------------------------------------------
                                    TRANSACTIONS EXEMPT FROM PRE-CLEARANCE AND
                                    REPORTING
                                    Pre-clearance and reporting is not required
                                    for transactions in:
                                    o US government securities
                                    o Exchange Traded Funds listed in Appendix A
                                    o money market instruments

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                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------

                                    o Collective Investment Funds sponsored by
                                      Wellington Trust Company, na ("trust
                                      company pools")
                                    o hedge funds sponsored by Wellington
                                      Management or any of its affiliates
                                    o broad-based stock index and US government
                                      securities futures and options on such
                                      futures
                                    o commodities futures
                                    o currency futures
                                    o open-end mutual funds and variable
                                      insurance products, including funds
                                      organized outside the US with a structure
                                      similar to that of an open-end mutual
                                      fund, that are not managed by Wellington
                                      Management or any of its affiliates

--------------------------------    --------------------------------------------
EXEMPTIVE PROCEDURE                 In cases of hardship, the Chief Compliance
FOR PERSONAL TRADING                Officer, Global Compliance Manager, the
                                    General Counsel, or their respective
                                    designees can grant exemptions from the
                                    personal trading restrictions in this Code.
                                    The decision will be based on a
                                    determination that a hardship exists and the
                                    transaction for which an exemption is
                                    requested would not result in a conflict
                                    with our clients' interests or violate any
                                    other policy embodied in this Code. Other
                                    factors that may be considered include: the
                                    size and holding period of the Employee's
                                    position in the security, the market
                                    capitalization of the issuer, the liquidity
                                    of the security, the amount and timing of
                                    client trading in the same or a related
                                    security, and other relevant factors.

                                    Any Employee seeking an exemption should
                                    submit a written request to the Chief
                                    Compliance Officer, Global Compliance
                                    Manager or the General Counsel, setting
                                    forth the nature of the hardship along with
                                    any pertinent facts and reasons why the
                                    employee believes that the exemption should
                                    be granted. Employees are cautioned that
                                    exemptions are intended to be exceptions,
                                    and repetitive requests for exemptions by an
                                    Employee are not likely to be granted.

                                    Records of the approval of exemptions and
                                    the reasons for granting exemptions will be
                                    maintained by the Compliance Group.

REPORTING AND CERTIFICATION         Records of personal securities transactions
REQUIREMENTS                        by Employees and their immediate family
                                    members will be maintained. All Employees
                                    are subject to the following reporting and
                                    certification requirements:

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                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    1
                                    Initial Holdings Report
                                    New Employees are required to file an
                                    Initial Holdings Report and a Disciplinary
                                    Action Disclosure form within ten (10)
                                    calendar days of joining the firm. New
                                    Employees must disclose all of their
                                    security holdings in Covered Transactions
                                    including private placement securities, and
                                    Wellington Managed Funds, at this time. New
                                    Employees are also required to disclose all
                                    of their brokerage accounts or other
                                    accounts holding Wellington Managed Funds
                                    (including IRA Accounts, 529 Plans,
                                    custodial accounts and 401K Plans outside of
                                    WRPP) at that time, even if the only
                                    securities held in such accounts are mutual
                                    funds. Personal trading is prohibited until
                                    these reports are filed. The forms can be
                                    filed via the COEC that is accessible on the
                                    Wellington Management intranet.

                                    PLEASE NOTE THAT YOU DO NOT NEED TO REPORT
                                    MUTUAL FUNDS OR TRUST COMPANY POOLS HELD
                                    WITHIN THE WRPP (THIS INFORMATION WILL BE
                                    OBTAINED FROM THE WRPP ADMINISTRATOR); AND
                                    YOU NEED NOT REPORT WELLINGTON MANAGED FUNDS
                                    THAT ARE MONEY MARKET FUNDS.

                                    2
                                    Duplicate Brokerage Confirmations and
                                    Statements for Covered Transactions
                                    Employees may place securities transactions
                                    with the broker of their choosing. All
                                    Employees must require their securities
                                    brokers to send duplicate confirmations of
                                    their Covered Transactions and quarterly
                                    account statements to the Compliance Group.
                                    Brokerage firms are accustomed to providing
                                    this service.

                                    To arrange for the delivery of duplicate
                                    confirmations and quarterly statements, each
                                    Employee must complete a Duplicate
                                    Confirmation Request Form for each brokerage
                                    account that is used for personal securities
                                    transactions of the Employee and each
                                    account in which the Employee has a
                                    beneficial interest and return the form to
                                    the Compliance Group. The form can be
                                    obtained from the Compliance Group. The form
                                    must be completed and returned to the
                                    Compliance Group prior to any transactions
                                    being placed with the broker. The Compliance
                                    Group will process the request with the
                                    broker in order to assure delivery of the
                                    confirmations and quarterly statements
                                    directly to the Compliance Group and to
                                    preserve the confidentiality of this
                                    information. When possible, the duplicate
                                    confirmation requirement will be satisfied
                                    by

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                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    electronic means. Employees should not
                                    send the completed forms to their brokers
                                    directly.

                                    If under local market practice, brokers are
                                    not willing to deliver duplicate
                                    confirmations and/or quarterly statements to
                                    the Compliance Group, it is the Employee's
                                    responsibility to provide promptly the
                                    Compliance Group with a duplicate
                                    confirmation (either a photocopy or
                                    facsimile) for each trade and quarterly
                                    statement.

                                    3
                                    Duplicate Annual Statements for Wellington
                                    Managed Funds. Employees must provide
                                    duplicate Annual Statements to the
                                    Compliance Group with respect to their
                                    holdings in Wellington Managed Funds.

                                    4
                                    Quarterly Reporting of Transactions and
                                    Brokerage Accounts
                                    SEC rules require that a quarterly record of
                                    all personal securities transactions be
                                    submitted by each person subject to the
                                    Code's requirements within 30 calendar days
                                    after the end of each calendar quarter and
                                    that this record be available for
                                    inspection. To comply with these SEC rules,
                                    every Employee must file a quarterly
                                    personal securities transaction report
                                    electronically utilizing the COEC accessible
                                    to all Employees via the Wellington
                                    Management intranet by this deadline.

                                    AT THE END OF EACH CALENDAR QUARTER,
                                    EMPLOYEES WILL BE REMINDED OF THE SEC FILING
                                    REQUIREMENT. AN EMPLOYEE THAT FAILS TO FILE
                                    WITHIN THE SEC'S 30 CALENDAR DAY DEADLINE
                                    WILL, AT A MINIMUM, BE PROHIBITED FROM
                                    ENGAGING IN PERSONAL TRADING UNTIL THE
                                    REQUIRED FILINGS ARE MADE AND MAY GIVE RISE
                                    TO OTHER SANCTIONS.

                                    Transactions during the quarter as
                                    periodically entered via the COEC by the
                                    Employee are displayed on the Employee's
                                    reporting screen and must be affirmed if
                                    they are accurate. Holdings not acquired
                                    through a broker and certain holdings that
                                    were not subject to pre-clearance (as
                                    described below) must also be entered by the
                                    Employee.

                                    ALL EMPLOYEES ARE REQUIRED TO SUBMIT A
                                    QUARTERLY REPORT, EVEN IF THERE WERE NO
                                    REPORTABLE TRANSACTIONS DURING THE QUARTER.
                                    THE QUARTERLY REPORT MUST INCLUDE
                                    TRANSACTION INFORMATION REGARDING:

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                                                                         Page 16

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------   ---------------------------------------------
                                    o all Covered Transactions (as defined on
                                      page 8);
                                    o all Wellington Managed Funds (as
                                      defined on page 5);
                                    o any new brokerage account established
                                      during the quarter including the name of
                                      the broker, dealer or bank and the date
                                      the account was established;
                                    o non-volitional transactions (as described
                                      on page 13); and
                                    o gift transactions (as described on page
                                      13).

                                    Transactions in Wellington Managed Funds and
                                    non-volitional transactions must be reported
                                    even though pre-clearance is not required.
                                    For non-volitional transactions, the nature
                                    of the transaction must be clearly specified
                                    in the report. Non-volitional transactions
                                    include automatic dividend reinvestment and
                                    stock purchase plan acquisitions, gifts of
                                    securities to and from the Employee, and
                                    transactions that result from corporate
                                    actions applicable to all similar security
                                    holders (such as splits, tender offers,
                                    mergers, stock dividends).

                                    5
                                    Annual Holdings Report
                                    SEC Rules also require that each Employee
                                    file, on an annual basis, a schedule
                                    indicating their personal securities
                                    holdings as of December 31 of each year by
                                    the following February 14th. SEC Rules
                                    require that this report include the title,
                                    number of shares and principal amount of
                                    each security held in an Employee's personal
                                    account and the accounts for which the
                                    Employee has a beneficial interest, and the
                                    name of any broker, dealer or bank with whom
                                    the Employee maintains an account.
                                    "Securities" for purposes of this report are
                                    Covered Transactions, Wellington Managed
                                    Funds and those that must be reported as
                                    indicated in the prior section.

                                    Employees are also required to disclose all
                                    of their brokerage accounts at this time,
                                    even if the only securities held in such
                                    accounts are mutual funds.

                                    6
                                    Quarterly Certifications
                                    As part of the quarterly reporting process
                                    on the COEC, Employees are required to
                                    confirm their compliance with the provisions
                                    of this Code of Ethics. In addition, each
                                    Employee is also required to identify any
                                    issuer for which the Employee owns more than
                                    0.5% of the outstanding securities.

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                                                                         Page 17

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    7
                                    Annual Certifications
                                    As part of the annual reporting process on
                                    the COEC, each Employee is required to
                                    certify that:
                                    o The Employee has read the Code and
                                      understands its terms and requirements;
                                    o The Employee has complied with the Code
                                      during the course of his or her
                                      association with the firm;
                                    o The Employee has disclosed and reported
                                      all personal securities transactions and
                                      brokerage accounts required to be
                                      disclosed or reported;
                                    o The Employee will continue to comply with
                                      the Code in the future;
                                    o The Employee will promptly report to the
                                      Compliance Group, the General Counsel, or
                                      the Chair of the Ethics Committee any
                                      violation or possible violation of the
                                      Code of which the Employee becomes aware;
                                      and
o                                   o The Employee understands that a violation
                                      of the Code may be grounds for
                                      disciplinary action or termination and may
                                      also be a violation of federal and/or
                                      state securities laws.

                                    8
                                    Review of Reports and Additional Requests
                                    All reports filed in accordance with this
                                    section will be maintained and kept
                                    confidential by the Compliance Group. Such
                                    reports will be reviewed by the Chief
                                    Compliance Officer or his/her designee. The
                                    firm may request other reports and
                                    certifications from Employees as may be
                                    deemed necessary to comply with applicable
                                    regulations and industry best practices.

--------------------------------    --------------------------------------------
GIFTS, TRAVEL AND                   Occasionally, an Employee may be offered
ENTERTAINMENT                       gifts or entertainment opportunities by
OPPORTUNITIES, AND                  clients, brokers, vendors or other
SENSITIVE PAYMENTS                  organizations with whom the firm transacts
                                    business. The giving and receiving of gifts
                                    and opportunities to travel and attend
                                    entertainment events from such sources are
                                    subject to the general principles outlined
                                    below and are permitted only under the
                                    circumstances specified in this section of
                                    the Code.

                                    1
                                    GENERAL PRINCIPLES APPLICABLE TO GIFTS,
                                    TRAVEL AND ENTERTAINMENT OPPORTUNITIES, AND
                                    SENSITIVE PAYMENTS
                                    o An Employee cannot give or accept a gift
                                      or participate in an entertainment
                                      opportunity if the frequency and/or value
                                      of the gift or entertainment opportunity
                                      may be considered excessive or
                                      extravagant.

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                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    o An Employee cannot give or receive a gift,
                                      travel and entertainment opportunity or
                                      sensitive payment if, in doing so, it
                                      would create or appear to create a
                                      conflict with the interests of our clients
                                      or the firm, or have a detrimental impact
                                      on the firm's reputation.
                                    o With regard to gifts and entertainment
                                      opportunities covered and permitted under
                                      the Code, under no circumstances is it
                                      acceptable for an Employee to resell a
                                      gift or ticket to an entertainment event.

                                    2
                                    ACCEPTING GIFTS
                                    The only gift (other than entertainment
                                    tickets) that may be accepted by an Employee
                                    is a gift of nominal value (i.e. a gift
                                    whose reasonable value is no more than $100)
                                    and promotional items (e.g. pens, mugs,
                                    t-shirts and other logo bearing items).
                                    Under no circumstances may an Employee
                                    accept a gift of cash, including a cash
                                    equivalent such as a gift certificate, bond,
                                    security or other items that may be readily
                                    converted to cash.

                                    Acceptance of a gift that is directed to
                                    Wellington Management as a firm should be
                                    cleared with the Employee's Business
                                    Manager. Such a gift, if approved, will be
                                    accepted on behalf of, and treated as the
                                    property of, the firm.

                                    If an Employee receives a gift that is
                                    prohibited under the Code, it must be
                                    declined or returned in order to protect the
                                    reputation and integrity of Wellington
                                    Management. Any question as to the
                                    appropriateness of any gift should be
                                    directed to the Chief Compliance Officer,
                                    the General Counsel or the Chair of the
                                    Ethics Committee.

                                    3
                                    ACCEPTING TRAVEL AND ENTERTAINMENT
                                    OPPORTUNITIES AND TICKETS
                                    Wellington Management recognizes that
                                    occasional participation in entertainment
                                    opportunities with representatives from
                                    organizations with whom the firm transacts
                                    business, such as clients, brokers, vendors
                                    or other organizations, can be useful
                                    relationship building exercises. Examples of
                                    such entertainment opportunities are:
                                    lunches, dinners, cocktail parties, golf
                                    outings or regular season sporting events.

                                    Accordingly, OCCASIONAL participation by an
                                    Employee in such entertainment opportunities
                                    for legitimate business purposes is
                                    permitted provided that:

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                                                                         Page 19

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------   ---------------------------------------------
                                    o a representative from the hosting
                                      organization attends the event with the
                                      Employee;
                                    o the primary purpose of the event is to
                                      discuss business or build a business
                                      relationship;
                                    o the Employee demonstrates high standards
                                      of personal behavior;
                                    o participation complies with the following
                                      requirements for entertainment tickets,
                                      lodging, car and limousine services, and
                                      air travel.

                                    ENTERTAINMENT TICKETS
                                    An Employee occasionally may accept ONE
                                    TICKET to an entertainment event ONLY IF THE
                                    HOST WILL ATTEND THE EVENT WITH THE EMPLOYEE
                                    AND THE FACE VALUE OF THE TICKET OR ENTRANCE
                                    FEE IS $200 OR LESS, not including the value
                                    of food that may be provided to the Employee
                                    before, during, or after the event. An
                                    Employee is required to obtain prior
                                    approval from his or her Business Manager
                                    before accepting any other entertainment
                                    opportunity.

                                    An Employee is strongly discouraged from
                                    participating in the following situations
                                    and may not participate unless prior
                                    approval from his/her Business Manager is
                                    obtained:
                                    o the entertainment ticket has a face value
                                      above $200; if approved by a Business
                                      Manager, the Employee is required to
                                      reimburse the host for the full face value
                                      of the ticket;
                                    o the Employee wants to accept more than one
                                      ticket; if approved by a Business Manager,
                                      the Employee is required to reimburse the
                                      host for the aggregate face value of the
                                      tickets regardless of each ticket's face
                                      value;
                                    o the entertainment event is unusual or high
                                      profile (e.g., a major sporting event); if
                                      approved by a Business Manager, the
                                      Employee is required to reimburse the host
                                      for the full face value of the ticket
                                      regardless of what the face value might
                                      be;
                                    o the host has extended an invitation to the
                                      entertainment event to numerous Employees.

                                    Business Managers must clear their own
                                    participation in the above situations with
                                    the Chief Compliance Officer or Chair of the
                                    Ethics Committee.

                                    EACH EMPLOYEE MUST FAMILIARIZE
                                    HIMSELF/HERSELF WITH, AND ADHERE TO, ANY
                                    ADDITIONAL POLICIES AND PROCEDURES REGARDING
                                    ENTERTAINMENT OPPORTUNITIES AND TICKETS THAT
                                    MAY BE ENFORCED BY HIS/HER BUSINESS MANAGER.

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                                                                         Page 20

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    LODGING
                                    An Employee is not permitted to accept a
                                    gift of lodging in connection with any
                                    entertainment opportunity. Rather, an
                                    Employee must pay for his/her own lodging
                                    expense in connection with any entertainment
                                    opportunity. If an Employee participates in
                                    an entertainment opportunity for which
                                    lodging is arranged and paid for by the
                                    host, the Employee must reimburse the host
                                    for the equivalent cost of the lodging, as
                                    determined by Wellington Management's Travel
                                    Manager. It is the Employee's responsibility
                                    to ensure that the host accepts the
                                    reimbursement and whenever possible, arrange
                                    for reimbursement prior to attending the
                                    entertainment event. Lodging connected to an
                                    Employee's business travel will be paid for
                                    by Wellington.

                                    CAR AND LIMOUSINE SERVICES
                                    An Employee must exercise reasonable
                                    judgment with respect to accepting rides in
                                    limousines and with car services. Except
                                    where circumstances warrant (e.g., where
                                    safety is a concern), an Employee is
                                    discouraged from accepting limousine and car
                                    services paid for by a host when the host is
                                    not present.

                                    AIR TRAVEL
                                    An Employee is not permitted to accept a
                                    gift of air travel in connection with any
                                    entertainment opportunity. Rather, an
                                    Employee must pay for his/her own air travel
                                    expense in connection with any entertainment
                                    opportunity. If an Employee participates in
                                    an entertainment opportunity for which air
                                    travel is arranged and paid for by the host,
                                    the Employee must reimburse the host for the
                                    equivalent cost of the air travel, as
                                    determined by Wellington Management's Travel
                                    Manager. It is the Employee's responsibility
                                    to ensure that the host accepts the
                                    reimbursement and whenever possible, arrange
                                    for reimbursement prior to attending the
                                    entertainment event. Use of private aircraft
                                    or charter flights arranged by the host for
                                    entertainment related travel is prohibited.
                                    Air travel that is connected to an
                                    Employee's business travel will be paid for
                                    by Wellington Management.

                                    4
                                    SOLICITATION OF GIFTS, CONTRIBUTIONS, OR
                                    SPONSORSHIPS
                                    An Employee may not solicit gifts,
                                    entertainment tickets, gratuities,
                                    contributions (including charitable
                                    contributions), or sponsorships from
                                    brokers, vendors, clients or companies in
                                    which the firm invests or conducts research.
                                    Similarly, an Employee is prohibited from
                                    making such requests through Wellington
                                    Management's Trading Department or any other

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                                                                         Page 21

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    Wellington Management Department or employee
                                    (this prohibition does not extend to
                                    personal gifts or offers of Employee owned
                                    tickets between Employees).

                                    5
                                    GIVING GIFTS (other than Entertainment
                                    Opportunities)
                                    In appropriate circumstances, it may be
                                    acceptable for the firm or its Employees to
                                    extend gifts to clients or others who do
                                    business with Wellington Management. Gifts
                                    of cash (including cash equivalents such as
                                    gift certificates, bonds, securities or
                                    other items that may be readily converted to
                                    cash) or excessive or extravagant gifts, as
                                    measured by the total value or quantity of
                                    the gift(s), are prohibited. Gifts with a
                                    face value in excess of $100 must be cleared
                                    by the Employee's Business Manager.

                                    An Employee should be certain that the gift
                                    does not give rise to a conflict with client
                                    interests, or the appearance of a conflict,
                                    and that there is no reason to believe that
                                    the gift violates any applicable code of
                                    conduct of the recipient. Gifts are
                                    permitted only when made in accordance with
                                    applicable laws and regulations, and in
                                    accordance with generally accepted business
                                    practices in the various countries and
                                    jurisdictions where Wellington Management
                                    does business.

                                    6
                                    GIVING ENTERTAINMENT OPPORTUNITIES
                                    An Employee is not permitted to source
                                    tickets to entertainment events from
                                    Wellington Management's Trading Department
                                    or any other Wellington Management
                                    Department or employee, brokers, vendors, or
                                    other organizations with whom the firm
                                    transacts business (this prohibition does
                                    not extend to personal gifts or offers of
                                    Employee owned tickets between Employees).
                                    Similarly, an Employee is prohibited from
                                    sourcing tickets on behalf of clients or
                                    prospects from ticket vendors.

                                    CLIENT EVENTS AND ENTERTAINMENT ORGANIZED,
                                    HOSTED AND ATTENDED BY ONE OR MORE
                                    WELLINGTON MANAGEMENT EMPLOYEES ARE NOT
                                    SUBJECT TO THIS PROHIBITION AND ARE OUTSIDE
                                    THE SCOPE OF THIS CODE.

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                                                                         Page 22

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------

                                    7
                                    SENSITIVE PAYMENTS
                                    An Employee may not participate on behalf of
                                    the firm, a subsidiary, or any client,
                                    directly or indirectly, in any of the
                                    following transactions:
                                    o Use of the firm's name or funds to support
                                      political candidates or issues, or elected
                                      or appointed government officials;
                                    o Payment or receipt of bribes, kickbacks,
                                      or payment or receipt of any money in
                                      violation of any law applicable to the
                                      transaction;
                                    o Payments to government officials or
                                      government employees that are unlawful or
                                      otherwise not in accordance with
                                      regulatory rules and generally accepted
                                      business practices of the governing
                                      jurisdiction.

                                    An Employee making contributions or payments
                                    of any kind may do so in his/her capacity as
                                    an individual, but may not use or in any way
                                    associate Wellington Management's name with
                                    such contributions or payments (except as
                                    may be required under applicable law).
                                    Employees should be mindful of these general
                                    principals when making donations to
                                    charities sponsored by clients.

                                    8
                                    QUESTIONS AND CLARIFICATIONS
                                    Any question as to the appropriateness of
                                    gifts, travel and entertainment
                                    opportunities, or payments should be
                                    discussed with the Chief Compliance Officer,
                                    Global Compliance Manager, the General
                                    Counsel, or the Chair of the Ethics
                                    Committee.

--------------------------------    --------------------------------------------
OTHER ACTIVITIES                    Outside Activities
                                    All outside business affiliations (e.g.,
                                    directorships, officerships or trusteeships)
                                    of any kind or membership in investment
                                    organizations (e.g., an investment club)
                                    must be approved by an Employee's Business
                                    Manager and cleared by the Chief Compliance
                                    Officer, the General Counsel or the Chair of
                                    the Ethics Committee prior to the acceptance
                                    of such a position to ensure that such
                                    affiliations do not present a conflict with
                                    our clients' interests. New Employees are
                                    required to disclose all outside business
                                    affiliations to their Business Manager upon
                                    joining the firm. As a general matter,
                                    directorships in public companies or
                                    companies that may reasonably be expected to
                                    become public companies will not be
                                    authorized because of the potential for
                                    conflicts that may impede our freedom to act
                                    in the best interests of clients. Service
                                    with charitable organizations generally will
                                    be authorized, subject to considerations
                                    related to time required during working
                                    hours, use of proprietary information and

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                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    disclosure of potential conflicts of
                                    interest. Employees who engage in outside
                                    business and charitable activities are not
                                    acting in their capacity as employees of
                                    Wellington Management and may not use
                                    Wellington Management's name.

                                    Outside Employment
                                    Employees who are officers of the firm may
                                    not seek additional employment outside of
                                    Wellington Management without the prior
                                    written approval of the Human Resources
                                    Department. All new Employees are required
                                    to disclose any outside employment to the
                                    Human Resources Department upon joining the
                                    firm.
---------------------------------   --------------------------------------------
VIOLATIONS OF THE                   COMPLIANCE WITH THE CODE IS EXPECTED AND
CODE OF ETHICS                      VIOLATIONS OF ITS PROVISIONS ARE TAKEN
                                    SERIOUSLY. Employees must recognize that the
                                    Code is a condition of employment with the
                                    firm and a serious violation of the Code or
                                    related policies may result in dismissal.
                                    Since many provisions of the Code also
                                    reflect provisions of the US securities
                                    laws, Employees should be aware that
                                    violations could also lead to regulatory
                                    enforcement action resulting in suspension
                                    or expulsion from the securities business,
                                    fines and penalties, and imprisonment.

                                    The Compliance Group is responsible for
                                    monitoring compliance with the Code.
                                    Violations or potential violations of the
                                    Code will be considered by some combination
                                    of the Chief Compliance Officer, the General
                                    Counsel, the Chair of the Ethics Committee
                                    and the Vice Chair of the Ethics Committee,
                                    who will jointly decide if the violation or
                                    potential violation should be discussed with
                                    the Ethics Committee, the Employee's
                                    Business Manager, and/or the firm's senior
                                    management. Further, a violation or
                                    potential violation of the Code by an
                                    Associate or Partner of the firm will be
                                    discussed with the Managing Partners.
                                    Sanctions for a violation of the Code may be
                                    determined by the Ethics Committee, the
                                    Employee's Business Manager, senior
                                    management, or the Managing Partners
                                    depending on the Employee's position at the
                                    firm and the nature of the violation.

                                    Transactions that violate the Code's
                                    personal trading restrictions will
                                    presumptively be subject to being reversed
                                    and any profit realized from the position
                                    disgorged, unless the Employee establishes
                                    to the satisfaction of the Ethics Committee
                                    that under the particular circumstances
                                    disgorgement would be an unreasonable remedy
                                    for the violation. If disgorgement is
                                    required, the proceeds shall be paid to any
                                    client disadvantaged by the transaction, or
                                    to a charitable organization, as determined
                                    by the Ethics Committee.
--------------------------------------------------------------------------------
                                                                         Page 24

                                    Wellington Management Company, llp
                                    Wellington Trust Company, na
                                    Wellington Management International Ltd
                                    Wellington International Management Company
                                          Pte Ltd
                                    Wellington Global Investment Management Ltd

                                    CODE OF ETHICS

--------------------------------    --------------------------------------------
                                    Violations of the Code's reporting and
                                    certification requirements will result in a
                                    suspension of personal trading privileges
                                    and may give rise to other sanctions.

--------------------------------    --------------------------------------------
FURTHER INFORMATION                 Questions regarding interpretation of this
                                    Code or questions related to specific
                                    situations should be
                                    directed to the Chief Compliance Officer,
                                    the General Counsel or the Chair of the
                                    Ethics Committee.

                                    Revised: January 1, 2005

--------------------------------------------------------------------------------
                                                                         Page 25

Approved Exchange Traded Funds                                      Appendix A

SYMBOL                                      NAME

DIA                                 The Dow Industrials DIAMONDS
QQQ                                 Nasdaq-100 Index Tracking Stock
SPY                                 Standard & Poor's Depositary Receipts
RSP                                 Standard & Poor's Equal Weighted ETF
DGT                                 streetTRACKS Dow Jones US Global Titan
DSG                                 streetTRACKS Dow Jones US Small Cap Growth
DSV                                 streetTRACKS Dow Jones US Small Cap Value
ELG                                 streetTRACKS Dow Jones US Large Cap Growth
ELV                                 streetTRACKS Dow Jones US Large Cap Value
EFA                                 iShares MSCI EAFE
EEM                                 iShares MSCI Emerging Markets
FFF                                 The FORTUNE 500 Index Tracking Stock
NY                                  iShares NYSE 100
NYC                                 iShares NYSE Composite
IJH                                 iShares S&P MidCap 400 Index Fund
IJJ                                 iShares S&P Midcap 400/BARRA Value
IJK                                 iShares S&P Midcap 400/BARRA Growth
IJR                                 iShares S&P SmallCap 600 Index Fund
IJS                                 iShares S&P SmallCap 600/BARRA Value
IJT                                 iShares S&P SmallCap 600/BARRA Growth
IOO                                 iShares S&P Global 100
ISI                                 iShares S&P 1500
IVE                                 iShares S&P 500/BARRA Value Index Fund
IVV                                 iShares S&P 500 Index Fund
IVW                                 iShares S&P 500/BARRA Growth Index Fund
IWB                                 iShares Russell 1000 Index Fund
IWD                                 iShares Russell 1000 Value Index Fund
IWF                                 iShares Russell 1000 Growth Index Fund
IWM                                 iShares Russell 2000
IWN                                 iShares Russell 2000 Value
IWO                                 iShares Russell 2000 Growth
IWP                                 iShares Russell Midcap Growth
IWR                                 iShares Russell Midcap
IWS                                 iShares Russell Midcap Value
IWV                                 iShares Russell 3000 Index Fund
IWW                                 iShares Russell 3000 Value
IWZ                                 iShares Russell 3000 Growth
IYY                                 iShares Dow Jones U.S. Total Market Index
                                        Fund
JKD                                 iShares Morningstar Large Core
JKE                                 iShares Morningstar Large Growth
JKF                                 iShares Morningstar Large Value
JKG                                 iShares Morningstar Mid Core
JKH                                 iShares Morningstar Mid Growth
JKI                                 iShares Morningstar Mid Value
JKJ                                 iShares Morningstar Small Core
JKK                                 iShares Morningstar Small Growth
JKL                                 iShares Morningstar Small Value
MDY                                 Standard & Poor's MidCap 400 Depositary
                                        Receipts
OEF                                 iShares S&P 100 Index Fund
ONEQ                                Nasdaq Composite

VB                                  Vanguard Small Cap VIPERs
VBK                                 Vanguard Small Cap Growth VIPERs
VBR                                 Vanguard Small Cap Value VIPERs
VO                                  Vanguard MidCap VIPERs
VTI                                 Vanguard Total Stock Market VIPERs
VTV                                 Vanguard Value VIPERs
VUG                                 Vanguard Growth VIPERs
VXF                                 Vanguard Extended Market VIPERs
VV                                  Vanguard Large Cap VIPERs
SHY                                 iShares Lehman 1-3 Year Treasury
IEF                                 iShares Lehman 7-10 Year Treasury
TLT                                 iShares Lehman 20+ Year Treasury
TIP                                 iShares Lehman TIPs
AGG                                 iShares Lehman Aggregate
LQD                                 iShares Goldman Sachs $ InvesTop Corporate

Other ETF's should be pre-cleared and may be added to the above list at the discretion of the Ethics Committee.

Personal Securities Transactions                                   Appendix B

--------------------------------------------------------------------------------
YOU MUST PRE-CLEAR AND REPORT THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Bonds (Including Government Agency Bonds, but excluding Direct Obligations of the U.S. Government )
Municipal Bonds
Stock
Closed-end Funds
Exchange Traded Funds not listed in Appendix A
Notes
Convertible Securities
Preferred Securities
ADRs
Single Stock Futures
Limited Partnership Interests (including hedge funds NOT managed by WMC) Limited
Liability Company Interests (including hedge funds NOT managed by WMC)
Options on Securities
Warrants
Rights

--------------------------------------------------------------------------------
YOU MUST REPORT (BUT NOT PRE-CLEAR) THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Automatic Dividend Reinvestment
Stock Purchase Plan Acquisitions
Corporate Actions (splits, tender offers, mergers, stock dividends, etc.)
Open-end Mutual Funds (other than money market funds) and variable insurance products advised or sub-advised by WMC, including offshore funds ("Wellington
Managed Funds")
Gifts of securities to you over which you did not control the timing
Gifts of securities from you to a not-for-profit organization, including a private foundation and donor advised fund
Gifts of securities from you to an individual or donee other than a not-for-
profit if the individual or donee represents that he/she has no present intention of selling the security

--------------------------------------------------------------------------------
YOU DO NOT NEED TO PRE-CLEAR OR REPORT THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Open-end Mutual Funds not managed by WMC
Offshore Funds not managed by WMC
Variable Insurance Products not managed by WMC
Approved ETFs listed on Appendix A
Direct Obligations of the U.S. Government (including obligations issued by GNMA
& PEFCO)
Money Market Instruments
Wellington Trust Company Pools Wellington Sponsored Hedge Funds
Broad based Stock Index Futures and Options
Securities Futures and Options on Direct Obligations of the U.S. Government
Commodities Futures
Foreign Currency Transactions

--------------------------------------------------------------------------------
PROHIBITED TRANSACTIONS:
--------------------------------------------------------------------------------
HOLDRS
Initial Public Offerings ("IPOs")
--------------------------------------------------------------------------------

Gifts and Entertainment                                               Appendix C


-------------------------------------------------------------------------------------------------------------
                                      PERMITTED                           RESTRICTIONS
-------------------------------------------------------------------------------------------------------------

ACCEPTING AN INDIVIDUAL GIFT          Gifts with a value of $100 or       Gifts of cash, gift certificates
                                      less are generally permitted.       or other item readily convertible
                                                                          to cash cannot be accepted.
                                                                          Gifts valued at over $100 cannot
                                                                          be accepted.
-------------------------------------------------------------------------------------------------------------
ACCEPTING A FIRM GIFT                                                     Employee's Business Manager must
                                                                          approve prior to accepting.
-------------------------------------------------------------------------------------------------------------
ACCEPTING ENTERTAINMENT               Permissible only if participation   Discouraged from accepting ticket
OPPORTUNITIES AND TICKETS             is occasional, host is present,     or entrance fee with face value
                                      event has a legitimate business     over $200, more than one ticket,
                                      purpose, ticket or entrance fee     ticket to high profile or unusual
                                      has face value of $200 or less,     event, or event where numerous
                                      event is not unusual or high        Wellington Employees are invited.
                                      profile or could not be deemed      Business Manager approval
                                      excessive.                          required for above situations and
                                                                          Employee must pay for ticket.
-------------------------------------------------------------------------------------------------------------
ACCEPTING LODGING                     Employee cannot accept gift of      Employee must pay cost of lodging
                                      lodging                             in connection with any
                                                                          entertainment opportunity.
-------------------------------------------------------------------------------------------------------------
ACCEPTING CAR/LIMO SERVICE            Exercise reasonable judgment and    Discouraged from accepting when
                                      host must be present.               host is not present unless safety
                                                                          is a concern
-------------------------------------------------------------------------------------------------------------
ACCEPTING AIR TRAVEL-COMMERCIAL       Employee cannot accept gift of      Employee must pay air travel
                                      air travel                          expenses in connection with any
                                                                          entertainment opportunity.
-------------------------------------------------------------------------------------------------------------
ACCEPTING AIR TRAVEL - PRIVATE        Employee cannot accept gift of      Employee cannot accept gift of
                                      private air travel.                 private air travel.
-------------------------------------------------------------------------------------------------------------
GIVING GIFTS                          Gifts to clients valued at $100     Gifts valued at over $100 require
                                      or less are acceptable provided     approval of employee's Business
                                      gift is not cash or cash            Manager.
                                      equivalent.
-------------------------------------------------------------------------------------------------------------
GIVING ENTERTAINMENT                                                      Employees cannot source tickets on
OPPORTUNITIES                                                             behalf of clients from other
                                                                          employees or from ticket vendors.
-------------------------------------------------------------------------------------------------------------
